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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): July 17, 2003



                 WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



         1-13782                                         25-1615902
(Commission File Number)                      (IRS Employer Identification No.)



             1001 AIR BRAKE AVENUE, WILMERDING, PENNSYLVANIA, 15148
                    (Address of Principal Executive Offices)


                                 (412)-825-1000
               (Registrant's Telephone Number Including Area Code)





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

Exhibit No.       Description
-----------       -----------

The following exhibit is filed with this report on Form 8-K:

Exhibit 99.1 Westinghouse Air Brake Technologies Corporation Press Release dated July 17, 2003.

ITEM 9.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information contained in this Item 9 is being furnished pursuant to Item 12 of Form 8-K, "Results of Operations and Financial Condition," in accordance with SEC Release Nos. 33-8216 and 34-47853. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 17, 2003, Westinghouse Air Brake Technologies Corporation (the "Company") issued a press release reporting the financial results of the Company for the quarter ended June 30, 2003. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.



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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             WESTINGHOUSE AIR BRAKE
                                             TECHNOLOGIES CORPORATION
                                             (Registrant)


                                             By:  /s/ ALVARO GARCIA-TUNON
                                                  ---------------------------
                                             Name:  Alvaro Garcia-Tunon
Date:  July 17, 2003                         Title:  Chief Financial Officer




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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION AND METHOD OF FILING
------            --------------------------------

 99.1             Press Release dated July 17, 2003.